EQUITY PORTFOLIOS

PROSPECTUS SUPPLEMENT

NORTHERN INSTITUTIONAL FUNDS

EQUITY PORTFOLIOS

SUPPLEMENT DATED SEPTEMBER 21, 2012 TO PROSPECTUS DATED APRIL 1, 2012

IMPORTANT INFORMATION REGARDING UPCOMING REORGANIZATION

You previously received a Prospectus supplement dated August 17, 2012 (the “Prior Supplement”) notifying you of the reorganization of certain series of the Northern Institutional Funds (each, an “Acquired Fund”) into corresponding existing series of Northern Funds (each, an “Acquiring Fund”). Each reorganization will take effect on or about the dates set forth below (the “Reorganization Dates”), and shareholders may purchase, exchange and/or redeem shares of each Acquired Fund up to the close of business (4:00 p.m. Eastern time) on the Reorganization Dates indicated below.

Acquired Fund	Acquiring Fund	Reorganization will take effect on or about
NIF Large Cap Equity Portfolio	NF Large Cap Equity Fund	November 9, 2012
NIF Large Cap Growth Portfolio	NF Large Cap Growth Fund	November 9, 2012
NIF International Equity Portfolio	NF International Equity Fund	November 9, 2012
NIF Equity Index Portfolio	NF Stock Index Fund	November 2, 2012
NIF International Equity Index Portfolio	NF International Equity Index Fund	November 2, 2012
NIF Small Company Index Portfolio	NF Small Cap Index Fund	November 2, 2012

Except as modified by this supplement, the Prior Supplement remains in full force and effect.

Please retain this Supplement with your Prospectus for future reference.

50 South LaSalle Street P.O. Box 75986 Chicago, Illinois 60675-5986 800-637-1380 northernfunds.com/institutional	NIF SPT EQTY (9/12)

NORTHERN INSTITUTIONAL FUNDS PROSPECTUS